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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

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[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

 Celtron International, Inc.

               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Celtron International, Inc.

563 Old Pretoria Road

Midrand, South Africa S9 1658

July 9, 2004

Dear Shareholders:

As you know, the Company has recently acquired CreditPipe (Pty.) Ltd., a company which provides internet, mobile commerce and e-commerce services to South Africa.  In conjunction with our CreditPipe management, the company has formulated a business plan which would take the mobile credit services one step further, to provide cellular based point of sale systems that can be utilized by virtually any merchant, who can swipe a customer’s credit card, using a special cellular telephone attachment, print out a receipt on a wireless printer for the customer, and receive payment in a matter of seconds.

The Company has formed a wholly owned subsidiary called Paycell, Inc., a California corporation, which has been formed to implement this business plan in the United States.  The Board of Directors has approved the declaration of a dividend of shares of Paycell to shareholders of Celtron International, Inc., to be divided, pro-rata, among all of the shareholders of Celtron, at the ratio of  one share of Paycell for every on hundred shares of Celtron.

This special meeting has been called for the purposes of obtaining shareholder approval for a spin-off of Paycell as its own publicly held entity.  In order to accomplish this, pursuant to guidelines given by the Securities and Exchange Commission, the following steps must be taken:

1.

The shareholders of Celtron will receive shares of Paycell as a dividend, without payment therefore.

2.

The dividend shares distributed to shareholders of Celtron must be distributed pro-rata to the ordinary shareholders of Celtron.

3.

Celtron must provide adequate information about the spin-off and spun-off company to its shareholders and the trading market, which will involve Paycell filing a Registration Statement on Form 10SB with the Securities and Exchange Commission; and

4.

The spin off must be for a valid business purpose.

The Board of Directors of the Company recommends a vote in favor of the spin-off.  We will hold our special meeting of shareholders to consider this measure at our offices at 563 Old Pretoria Road, Midrand, South Africa on July 26, 2004 at 4:30 p.m. South Africa time.

I ask you to read the following material carefully, and invite you to attend the meeting in person or by proxy.

Very truly yours,

Allen Harington

--------------------------

Allen Harington, President

THE ACCOMPANYING PROXY STATEMENT IS BEING MAILED TO SHAREHOLDERS ON JULY 13, 2004.

Celtron International, Inc.

563 Old Pretoria Road

Midrand, South Africa S9 1658

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

July 26, 2004

4:30 P.M. SOUTH AFRICA TIME

                                                              ______________________________

NOTICE IS HEREBY GIVEN, that a Special Meeting of Shareholders of Celtron International, Inc., a Nevada corporation ("CLTR"), will be held at 4:30 p.m. South Africa Time on July 26, 2004, at the Company’s offices at 563 Old Pretoria Road, Midrand, South Africa, to approve the spin-off of Paycell, Inc. proposed by the Board of Directors, and to transact such other business as may properly come before the Special Meeting and any adjournment thereof.

The Company has fixed the close of business on June 30, 2004 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen Harington, President

Midrand, South Africa

July 9, 2004

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND

RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

CELTRON INTERNATIONAL, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 26, 2004

I. INTRODUCTION

The Board of Directors of Celtron International, Inc., a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its Special Meeting of Shareholders of the Company to be held at 4:30 p.m. South Africa Time on July 26, 2004, at the Company’s principal executive offices at 563 Old Pretoria Road, Midrand, South Africa S9 1658, and any adjournments thereof.

This Proxy Statement, the Notice of Special Meeting and Proxy Card, are being mailed to shareholders on or about July 13, 2004.

 II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on June 30, 2004, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were * shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for the election of directors and the approval of the Company's proposal.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of the proposal and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. Allen Harington, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting. The meeting will be chaired and conducted by Allen Harington, President.

III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of , by: (I) each current director; each nominee for director, and executive officer of the Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.

Name and Address

Number of Shares

 Percentage Owned

Alanda Family Trust*

 20,000,000

67.9%

Opus International, LLC*

Celtron Holding, Ltd.

563 Old Pretoria Road

Midrand, South Africa

Marius Jordan

 0

    0

563 Old Pretoria Road

Midrand, South Africa

Ronald Andrew Pienaar

     157,500

.001%

563 Old Pretoria Road

Midrand, South Africa

Officers and

Directors as a Group

20,000,000

67.9%

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* Celtron Holding, Ltd. is beneficially owned 50% by Alanda Family Trust, which is beneficially owned by Officers/Directors Allen Harington and Amanda Harington, and 50% owned by Opus International, LLC, which is beneficially owned by Marcy Engelbrecht.

IV.  DIRECTORS AND EXECUTIVE OFFICERS

The members of the Board of Directors of Celtron serve until the next Special Meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.  The current executive officers and directors of Celtron are:

Name

Age                    Position

Allen A. Harington

 47           Chief Executive Officer,

    Chairman, Secretary, Director

Amanda M. Harington

46           Chief Financial Officer

Marius Jordaan

    Director

Ron Pienaar

42

    Director

V. PROPOSAL NUMBER ONE : SPINOFF OF PAYCELL, INC.

Proposal Number One is the spinoff of Paycell, Inc., as a separate publicly held entity.  This involves the following steps and requirements :

1.

The shareholders of Celtron will receive, as a dividend, and without any payment therefor, a pro-rata distribution of one share of Paycell for every one hundred shares each shareholder holds in Celtron.  Fractional interests shall be rounded to the next whole number of shares.

2.

Paycell will file a Registration Statement on Form 10SB with the Securities and Exchange Commission.

3.

Paycell will then obtain a market maker, who will file an application on Form 211 with the NASDAQ Stock Market to obtain a quotation of its common stock on the over-the-counter bulletin board.  However, there can be no assurance that the NASDAQ Stock Market will approve the application.

The business purpose for the spinoff will be to enbable Paycell to act indpendently as its own separately funcitoning and trading entity, in order to obtain more favorable financing conditions for the implementation of its business plan, as well as to enable Celtron to increase its asset base in order to qualify for an application for a listing of its securities on the American Stock Exchange.

The Company will provide detailed information, including financial information, about Paycell in its Form 10SB filng with the Securities and Exchange Commission.  A summary of Paycell’s business plan is as follows :

Business

The business of Paycell will be to provide cellular based point of sale systems that can be utilized by virtually any merchant, and which will turn an ordinary cellular telephone into a mobile wireless credit card terminal.  The Merchant will have various options to transact through  its Cellular Telephone ranging from WIG, WAP and IVR to a “swipe” solution where a merchant client of Paycell swipes his or her customer’s credit card through a special swipe attachment to an ordinary cellular telephone. Through all these processes an encrypted, secure transaction is originated which sends information over the wireless networks to Paycell’s server.  Paycell’s server then sends the information to the cardholder’s bank.  The cardholder’s bank authenticates the transaction, in certain instances a receipt is printed on a wireless thermal printer for the cardholder to sign, and the payment is deposited into the client’s account.  This entire transaction takes a matter of seconds.

Management

Brandon Sandiford. Mr. Sandiford will serve as Director and Chief Executive Officer of Paycell.  He is a founder of CreditPipe, and has served as Managing Director since its inception, with a special focus on sales and marketing.  Since June 2001 Mr. Sandiford has been responsible for the development, coordination of new business strategies.  From 1995 to 2000, he was employed by the Bryan Hatting Group, serving as Quality Resources and Sales Engineer, and then as Director.  Mr. Sandiford received a Bachelor of Commerce Degree from Unisa, 1995.

Allen A. Harington.  Mr. Harington will serve as Director, Secretary and Chief Financial Officer of Paycell.  He has been the Chief Executive Officer, Chairman, Secretary and Director of Celtron International, Inc. since June 20, 2001.  Since 1993, when he started his career in the technology arena he headed the formation of the company that was responsible for the design of the World's first real-time Credit Card Activated and Billed Cellular Telephone. Since then, he has been involved in the Management, Sourcing, design discussions and implementation of various Technologies and products related to the cellular industry, including serving as Managing Director of various companies which include, Widget Technologies (Pty) Ltd., Orbtech Holdings Limited, Orbtech Tracking Systems (Pty) Ltd., which operations was ultimately grouped under one umbrella Celtron International (Plc) to complete the design and implementation of various electronic and software programs.

Neil Davis.  Mr. Davis will serve as Director and Chief Technical Officer of Paycell.  He is a founder of CreditPipe, has served as Director and Chief Technical Officer since inception.  He is the designer of the product concepts, MySS and Mobilecredit. From 1999 through 2001, Mr. Davis was employed by IQ Business Group, where he headed “Webcommerce,” IQ’s ISP and hosting arm of its “IQ Works” subsidiary.  From 1995 through 1999, he served as the support manager for Interdoc and Medinet, medical software development companies.  From 1991 through 1994, Mr. Davis worked for Telkom, where he was trained on transmission, communication and carrier systems, including microwave and satellite systems.

Ronald Pienaar.  Mr. Pienaar will serve as a Director of Paycell.  Mr. Pienaar is currently a Director of Celtron International, Inc., since  May 2003.

In May of 1998 Mr. Pienaar established Ornet Solutions as a subsidiary of MB Technologies Limited and was the major shareholder until the group acquired the company in 2001. Having identified the opportunities for information technology and more particularly mobile technology during  his management consulting, he established Mine Worx International in October 2000 to take advantage of the emerging mobile technologies market.

In May 2003, Orbtech Holdings Ltd. acquired Mine Worx International and Ron was appointed Group Managing Director of Orbtech.

VI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

 VII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting of Shareholders must be received by the Company by December 31, 2004. The proposal will be presented at the Special Meeting, and included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's next Special Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen Harington

-----------------------------------

Allen Harington, President

Midrand, South Africa, July 9, 2004

PROXY

The undersigned shareholder of Celtron International, Inc. (The "Company") hereby appoints Allen Harington, as proxy holder of the undersigned to attend the Special Meeting of the Company to be held on July 26, 2004, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

PROPOSAL NUMBER ONE: For the spin-off of Paycell, Inc. as a separate publicly held entity, and for ratification of the dividend to current shareholders of Celtron of one share of Paycell for every one hundred shares of Celtron.

_______ FOR

_______ AGAINST

_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2004.

________________________

Signature of Shareholder

________________________

Name of Shareholder

Signature of Shareholder

_____________________

Address (if different from above)

Signature of Shareholder

_______________________

Share Certificate No.

Number of Shares voted: ________________

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